EXHIBIT 99.1

REVISED FINANCIAL SUPPLEMENT (Business Segment Reorganization) SEVEN QUARTER TREND THROUGH 3Q12 AND FULL YEARS OF 2011 & 2010

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)

Summary of Revisions	2-3

Business Detail
Line of Business Financial Highlights - Managed Basis	4

Consumer & Community Banking	5-6
Consumer & Business Banking	7
Mortgage Production and Servicing	8-9
Real Estate Portfolios	10-11
Card, Merchant Services & Auto	12-13

Corporate & Investment Bank	14-17

Corporate/Private Equity	18

Credit-Related Information	19-22

Non-GAAP Financial Measures	23

Glossary of Terms	24-26

JPMORGAN CHASE & CO.
REVISED FINANCIAL DISCLOSURE

JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) is furnishing this Current Report on Form 8-K to provide supplemental financial disclosures related to the reorganization of its business segments. The reorganization became effective in the fourth quarter of 2012. As a result of the reorganization:

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Consumer business segment change. The Retail Financial Services (“RFS”) and Card Services & Auto (“Card”) business segments were combined to form one business segment called Consumer & Community Banking (“CCB”).

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Wholesale business segment change. The Investment Bank (“IB”) and Treasury & Securities Services (“TSS”) business segments were combined to form one business segment called Corporate & Investment Bank (“CIB”).

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The Firm’s other business segments, Commercial Banking (“CB”) and Asset Management (“AM”), were not affected by the aforementioned changes. A technology function supporting online and mobile banking was transferred from Corporate/Private Equity (“Corp/PE”) to the CCB business segment. This transfer did not materially affect the results of either the CCB business segment or Corp/PE.

The pages that follow provide: (i) a summary mapping of the Firm’s prior and current business segments (page 3), and (ii) more detailed presentations of the supplemental financial information in order to assist investors in understanding how the Firm’s business segment results would have been presented in previously-filed reports had such results been reported in the manner in which JPMorgan Chase’s business segments are being managed commencing in the fourth quarter of 2012 (pages 4 – 22). Only financial information affected by the reorganization is included in this Current Report on Form 8-K.

JPMORGAN CHASE & CO. REVISED FINANCIAL DISCLOSURE

* A technology function supporting online and mobile banking was transferred from Corp/PE to the CCB business segment.

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$12,738	$12,466	$12,363	$11,209	$12,312	$11,909	$10,257	$45,687	$48,927
Corporate & Investment Bank	8,360	8,986	9,338	6,320	8,286	9,278	10,100	33,984	33,477
Commercial Banking	1,732	1,691	1,657	1,687	1,588	1,627	1,516	6,418	6,040
Asset Management	2,459	2,364	2,370	2,284	2,316	2,537	2,406	9,543	8,984
Corporate/Private Equity	574	(2,615)	1,029	698	(134)	2,059	1,512	4,135	7,414

TOTAL NET REVENUE	$25,863	$22,892	$26,757	$22,198	$24,368	$27,410	$25,791	$99,767	$104,842

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,954	$6,832	$7,038	$6,763	$6,680	$7,282	$6,819	$27,544	$23,706
Corporate & Investment Bank	5,350	5,293	6,211	4,532	5,269	5,785	6,393	21,979	22,869
Commercial Banking	601	591	598	579	573	563	563	2,278	2,199
Asset Management	1,731	1,701	1,729	1,752	1,796	1,794	1,660	7,002	6,112
Corporate/Private Equity	735	549	2,769	914	1,216	1,418	560	4,108	6,310

TOTAL NONINTEREST EXPENSE	$15,371	$14,966	$18,345	$14,540	$15,534	$16,842	$15,995	$62,911	$61,196

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,784	$5,634	$5,325	$4,446	$5,632	$4,627	$3,438	$18,143	$25,221
Corporate & Investment Bank	3,010	3,693	3,127	1,788	3,017	3,493	3,707	12,005	10,608
Commercial Banking	1,131	1,100	1,059	1,108	1,015	1,064	953	4,140	3,841
Asset Management	728	663	641	532	520	743	746	2,541	2,872
Corporate/Private Equity	(161)	(3,164)	(1,740)	(216)	(1,350)	641	952	27	1,104

PRE-PROVISION PROFIT	$10,492	$7,926	$8,412	$7,658	$8,834	$10,568	$9,796	$36,856	$43,646

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,862	$179	$642	$1,839	$2,291	$1,938	$1,552	$7,620	$17,489
Corporate & Investment Bank	(60)	29	(3)	291	34	(185)	(425)	(285)	(1,247)
Commercial Banking	(16)	(17)	77	40	67	54	47	208	297
Asset Management	14	34	19	24	26	12	5	67	86
Corporate/Private Equity	(11)	(11)	(9)	(10)	(7)	(9)	(10)	(36)	14

PROVISION FOR CREDIT LOSSES	$1,789	$214	$726	$2,184	$2,411	$1,810	$1,169	$7,574	$16,639

NET INCOME/(LOSS)
Consumer & Community Banking	$2,366	$3,295	$2,936	$1,574	$2,011	$1,483	$1,134	$6,202	$4,578
Corporate & Investment Bank	1,992	2,376	2,033	976	1,941	2,390	2,686	7,993	7,718
Commercial Banking	690	673	591	643	571	607	546	2,367	2,084
Asset Management	443	391	386	302	385	439	466	1,592	1,710
Corporate/Private Equity	217	(1,775)	(1,022)	233	(646)	512	723	822	1,280

TOTAL NET INCOME	$5,708	$4,960	$4,924	$3,728	$4,262	$5,431	$5,555	$18,976	$17,370

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
INCOME STATEMENT (a)
REVENUE
Lending- and deposit-related fees	$797	$782	$753	$812	$838	$822	$747	$3,219	$3,117
Asset management, administration and commissions	522	540	535	508	524	512	500	2,044	1,831
Mortgage fees and related income	2,376	2,265	2,008	723	1,380	1,100	(489)	2,714	3,855
Credit card income	1,376	1,359	1,263	1,358	1,664	1,695	1,435	6,152	5,469
All other income	352	340	416	321	323	299	234	1,177	1,241

Noninterest revenue	5,423	5,286	4,975	3,722	4,729	4,428	2,427	15,306	15,513
Net interest income	7,315	7,180	7,388	7,487	7,583	7,481	7,830	30,381	33,414

TOTAL NET REVENUE	12,738	12,466	12,363	11,209	12,312	11,909	10,257	45,687	48,927

Provision for credit losses	1,862	179	642	1,839	2,291	1,938	1,552	7,620	17,489

NONINTEREST EXPENSE
Compensation expense	2,847	2,817	2,819	2,619	2,585	2,409	2,358	9,971	8,804
Noncompensation expense	3,970	3,871	4,072	3,991	3,939	4,709	4,295	16,934	14,159
Amortization of intangibles	137	144	147	153	156	164	166	639	743

TOTAL NONINTEREST EXPENSE	6,954	6,832	7,038	6,763	6,680	7,282	6,819	27,544	23,706

Income before income tax expense	3,922	5,455	4,683	2,607	3,341	2,689	1,886	10,523	7,732
Income tax expense	1,556	2,160	1,747	1,033	1,330	1,206	752	4,321	3,154

NET INCOME	$2,366	$3,295	$2,936	$1,574	$2,011	$1,483	$1,134	$6,202	$4,578

FINANCIAL RATIOS (a)
ROE	22%	31%	27%	15%	19%	15%	11%	15%	11%
Overhead ratio	55	55	57	60	54	61	66	60	48

SELECTED BALANCE SHEET DATA (period-end) (a)
Total assets	$460,124	$463,198	$469,084	$483,307	$476,313	$481,717	$490,559	$483,307	$508,775
Loans:
Loans retained	402,431	408,066	413,373	425,581	423,023	427,449	433,618	425,581	452,249
Loans held-for-sale and loans at fair value (b)	15,356	14,366	13,352	12,796	13,247	13,558	16,246	12,796	17,015

Total loans	417,787	422,432	426,725	438,377	436,270	441,007	449,864	438,377	469,264
Deposits	422,068	415,531	415,942	397,825	390,783	380,453	381,541	397,825	371,861
Equity	43,000	43,000	43,000	41,000	41,000	41,000	41,000	41,000	43,000

SELECTED BALANCE SHEET DATA (average) (a)
Total assets	$460,386	$465,873	$471,476	$480,766	$483,472	$485,325	$502,415	$487,923	$527,101
Loans:
Loans retained	404,772	410,774	418,017	422,970	425,222	429,893	442,078	429,975	475,549
Loans held-for-sale and loans at fair value (b)	17,988	18,476	16,442	16,777	16,609	14,889	20,521	17,187	16,663

Total loans	422,760	429,250	434,459	439,747	441,831	444,782	462,599	447,162	492,212
Deposits	416,653	411,255	401,580	391,521	384,288	380,892	373,798	382,678	363,645
Equity	43,000	43,000	43,000	41,000	41,000	41,000	41,000	41,000	43,000

Headcount (a)	160,342	162,807	162,991	161,443	157,280	150,286	145,960	161,443	143,226

(a)	Effective January 1, 2011, the commercial card business that was previously in Corporate & Investment Bank (“CIB”) was transferred to Consumer & Community Banking (“CCB”). There is no material impact on the financial data; prior-year periods were not revised. Headcount included 1,274 employees related to the transfer of this business.
(b)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets and Condensed Average Balance Sheets.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
CREDIT DATA AND QUALITY STATISTICS (a)
Net charge-offs (b)	$2,817	$2,280	$2,392	$2,569	$2,661	$3,033	$3,552	$11,815	$21,943
Nonaccrual loans:
Nonaccrual loans retained	9,398	8,016	8,395	7,354	7,759	8,275	8,501	7,354	8,770
Nonaccrual loans held-for-sale and loans at fair value	89	98	101	103	132	142	150	103	145

Total nonaccrual loans (c)(d)(e)(f)(g)	9,487	8,114	8,496	7,457	7,891	8,417	8,651	7,457	8,915
Nonperforming assets (c)(d)(e)(f)(g)	10,185	8,864	9,351	8,292	8,808	9,408	9,907	8,292	10,268
Allowance for loan losses	18,454	19,405	21,508	23,256	24,016	24,400	25,494	23,256	27,487

Net charge-off rate (b)(h)	2.77%	2.23%	2.30%	2.41%	2.48%	2.83%	3.26%	2.75%	4.61%
Net charge-off rate, excluding purchased credit-impaired (“PCI”) loans (b)(h)	3.27	2.64	2.72	2.86	2.96	3.38	3.89	3.27	5.50
Allowance for loan losses to period-end loans retained	4.59	4.76	5.20	5.46	5.68	5.71	5.88	5.46	6.08
Allowance for loan losses to period-end loans retained, excluding PCI loans (i)	3.73	3.96	4.52	4.87	5.36	5.43	5.66	4.87	5.94
Allowance for loan losses to nonaccrual loans retained, excluding credit card (c)(f)(g)(i)	77	102	114	143	149	138	135	143	131
Nonaccrual loans to total period-end loans, excluding credit card (f)(g)	3.23	2.72	2.82	2.44	2.55	2.67	2.69	2.44	2.69
Nonaccrual loans to total period-end loans, excluding credit card and PCI loans (c)(f)(g)	4.09	3.45	3.58	3.10	3.26	3.41	3.46	3.10	3.44

BUSINESS METRICS
Number of:
Branches	5,596	5,563	5,541	5,508	5,396	5,340	5,292	5,508	5,268
ATMs	18,485	18,132	17,654	17,235	16,708	16,443	16,265	17,235	16,145
Active online customers (in thousands)	30,765	30,361	30,680	29,749	29,544	29,246	29,761	29,749	28,708
Active mobile customers (in thousands)	11,573	10,646	10,016	8,203	7,299	6,485	5,770	8,203	4,873

(a)	Effective January 1, 2011, the commercial card business that was previously in CIB was transferred to CCB. There is no material impact on the financial data; prior-year periods were not revised.
(b)	Net charge-offs and net charge-off rates for the three months ended September 30, 2012 included $880 million of incremental charge-offs recorded in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower (“Chapter 7 loans”) to be charged off to the net realizable value of the collateral and to be considered nonaccrual, regardless of their delinquency status. Excluding these incremental charges-offs, the third quarter of 2012 net charge-offs would have been $1.9 billion and, excluding these incremental charge-offs and PCI loans, the third quarter of 2012 net charge-off rate would have been 2.25%. For further information, see Consumer Credit Portfolio on pages 84-86 of JPMorgan Chase’s third quarter 2012 Form 10-Q.
(c)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.
(d)	Certain mortgages originated with the intent to sell are classified as trading assets on the Consolidated Balance Sheets.
(e)	At September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 March 31, 2011 and December 31, 2010, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $11.0 billion, $11.9 billion, $11.8 billion, $11.5 billion, $9.5 billion, $9.1 billion, $8.8 billion and $9.4 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $1.5 billion, $1.3 billion, $1.2 billion, $954 million, $2.4 billion, $2.4 billion, $2.3 billion and $1.9 billion, respectively; and (3) student loans insured by U.S government agencies under the Federal Family Education Loan Program (“FFELP”) of $536 million, $547 million, $586 million, $551 million, $567 million, $558 million, $615 million and $625 million, respectively, that are 90 or more days past due. These amounts were excluded from nonaccrual loans as reimbursement of insured amounts is proceeding normally.
(f)	Nonaccrual loans included $1.7 billion of Chapter 7 loans, based upon regulatory guidance, at September 30, 2012.
(g)	Nonaccrual loans included $1.3 billion, $1.5 billion and $1.6 billion of performing junior liens that are subordinate to senior liens that were 90 days or more past due at September 30, 2012, June 30, 2012 and March 31, 2012, respectively. Of these totals, $1.2 billion, $1.3 billion and $1.4 billion were current at the respective period ends. Beginning March 31, 2012, such junior liens were reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012.
(h)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the net charge-off rate.
(i)	An allowance for loan losses of $5.7 billion at September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011 and $4.9 billion at September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010 was recorded for PCI loans; these amounts were also excluded from the applicable ratios.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
CONSUMER & BUSINESS BANKING
Lending- and deposit-related fees	$785	$770	$742	$800	$826	$807	$727	$3,160	$3,025
Asset management, administration and commissions	406	415	412	385	399	395	380	1,559	1,390
Credit card income	343	344	315	305	611	571	537	2,024	1,953
All other income	121	123	116	113	118	123	113	467	484

Noninterest revenue	1,655	1,652	1,585	1,603	1,954	1,896	1,757	7,210	6,852
Net interest income	2,685	2,680	2,675	2,714	2,730	2,705	2,659	10,808	10,884

Total net revenue	4,340	4,332	4,260	4,317	4,684	4,601	4,416	18,018	17,736
Provision for credit losses	107	(2)	96	132	126	42	119	419	630
Noninterest expense	2,911	2,752	2,866	2,864	2,842	2,736	2,801	11,243	10,762

Income before income tax expense	1,322	1,582	1,298	1,321	1,716	1,823	1,496	6,356	6,344

Net income	$789	$944	$774	$792	$1,024	$1,088	$892	$3,796	$3,630

Overhead ratio	67%	64%	67%	66%	61%	59%	63%	62%	61%
Overhead ratio excluding core deposit intangibles (a)	66	62	66	65	59	58	62	61	59

BUSINESS METRICS
Business banking origination volume	$1,685	$1,787	$1,540	$1,389	$1,440	$1,573	$1,425	$5,827	$4,688
Period-end loans	18,568	18,218	17,822	17,652	17,272	17,141	16,957	17,652	16,812
Period-end deposits:
Checking	159,527	156,449	159,075	147,779	142,064	136,297	137,463	147,779	131,702
Savings	208,272	203,910	200,662	191,891	186,733	182,127	180,345	191,891	170,604
Time and other	32,783	34,406	35,643	36,745	39,017	41,951	44,002	36,745	45,967

Total period-end deposits	400,582	394,765	395,380	376,415	367,814	360,375	361,810	376,415	348,273
Average loans	18,279	17,934	17,667	17,363	17,172	17,057	16,886	17,121	16,863
Average deposits:
Checking	153,982	151,733	147,455	140,672	137,033	136,558	131,954	136,579	123,490
Savings	206,298	202,685	197,199	189,553	184,590	180,892	175,133	182,587	166,112
Time and other	33,472	35,099	36,123	37,709	40,592	43,056	45,035	41,576	51,152

Total average deposits	393,752	389,517	380,777	367,934	362,215	360,506	352,122	360,742	340,754
Deposit margin	2.56%	2.62%	2.68%	2.76%	2.82%	2.83%	2.88%	2.82%	3.00%
Average assets	$30,702	$30,340	$30,911	$30,416	$30,129	$29,093	$29,445	$29,774	$29,321

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$107	$98	$96	$132	$126	$117	$119	$494	$730
Net charge-off rate	2.33%	2.20%	2.19%	3.02%	2.91%	2.74%	2.86%	2.89%	4.32%
Allowance for loan losses	$698	$698	$798	$798	$800	$800	$875	$798	$875
Nonperforming assets	532	597	663	710	773	784	822	710	846

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$6,280	$6,171	$6,598	$4,696	$5,102	$6,334	$6,584	$22,716	$23,579
Client investment assets	154,637	147,641	147,083	137,853	132,255	140,285	138,150	137,853	133,114
% managed accounts	28%	26%	26%	24%	23%	23%	22%	24%	20%

Number of:
Chase Private Client branch locations	960	738	366	262	139	16	16	262	16
Personal bankers	23,622	24,052	24,198	24,308	24,205	23,330	21,894	24,308	21,735
Sales specialists	6,205	6,179	6,110	6,017	5,639	5,289	5,039	6,017	4,876
Client advisors	3,034	3,075	3,131	3,201	3,177	3,112	3,051	3,201	3,066
Chase Private Clients	75,766	50,649	32,857	21,723	11,711	5,807	4,829	21,723	4,242
Accounts (in thousands) (b)	27,840	27,406	27,034	26,626	26,541	26,266	26,622	26,626	27,252

(a)	Consumer & Business Banking (“CBB”) uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excluded CBB’s CDI amortization expense related to prior business combination transactions of $51 million, $50 million, $51 million, $58 million, $60 million, $60 million and $60 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively, and $238 million and $276 million for full year 2011 and 2010, respectively.
(b)	Includes checking accounts and Chase Liquid® cards beginning in the second quarter of 2012.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11		2011	2010
MORTGAGE PRODUCTION AND SERVICING
Mortgage fees and related income	$2,376	$2,265	$2,008	$723	$1,380	$1,100	$(489)		$2,714	$3,855
All other income	103	110	123	124	118	106	104		452	413

Noninterest revenue	2,479	2,375	2,131	847	1,498	1,206	(385)		3,166	4,268
Net interest income	190	194	177	171	204	124	271		770	904

Total net revenue	2,669	2,569	2,308	1,018	1,702	1,330	(114)		3,936	5,172
Provision for credit losses	4	1	-	1	2	(2)	4		5	58
Noninterest expense	1,737	1,572	1,724	1,442	1,360	2,187	1,746		6,735	4,139

Income/(loss) before income tax expense/(benefit)	928	996	584	(425)	340	(855)	(1,864)		(2,804)	975

Net income/(loss)	$563	$604	$461	$(258)	$205	$(649)	$(1,130)		$(1,832)	$569

Overhead ratio	65%	61%	75%	142%	80%	164%	NM	%	171%	80%

FUNCTIONAL RESULTS
Production
Production revenue	$1,582	$1,362	$1,432	$859	$1,090	$767	$679		$3,395	$3,440
Production-related net interest & other income	196	199	187	210	213	199	218		840	869

Production-related revenue, excl. repurchase losses	1,778	1,561	1,619	1,069	1,303	966	897		4,235	4,309
Production expense	678	620	573	518	496	457	424		1,895	1,613

Income, excluding repurchase losses	1,100	941	1,046	551	807	509	473		2,340	2,696
Repurchase losses	(13)	(10)	(302)	(390)	(314)	(223)	(420)		(1,347)	(2,912)

Income/(loss) before income tax expense/(benefit)	1,087	931	744	161	493	286	53		993	(216)
Servicing
Loan servicing revenue	946	1,004	1,039	1,032	1,039	1,011	1,052		4,134	4,575
Servicing-related net interest & other income	98	108	112	90	115	29	156		390	433

Servicing-related revenue	1,044	1,112	1,151	1,122	1,154	1,040	1,208		4,524	5,008
MSR asset modeled amortization	(290)	(327)	(351)	(406)	(457)	(478)	(563)		(1,904)	(2,384)
Default servicing expense	819	705	890	702	585	1,449	1,078		3,814	1,747
Core servicing expense	244	248	261	223	281	279	248		1,031	837

Income/(loss), excluding MSR risk management	(309)	(168)	(351)	(209)	(169)	(1,166)	(681)		(2,225)	40
MSR risk management, including related net interest income/(expense)	150	233	191	(377)	16	25	(1,236)		(1,572)	1,151

Income/(loss) before income tax expense/(benefit)	(159)	65	(160)	(586)	(153)	(1,141)	(1,917)		(3,797)	1,191

Net Income/(loss)	$563	$604	$461	$(258)	$205	$(649)	$(1,130)		$(1,832)	$569

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS
Net production revenue:
Production revenue	$1,582	$1,362	$1,432	$859	$1,090	$767	$679		$3,395	$3,440
Repurchase losses	(13)	(10)	(302)	(390)	(314)	(223)	(420)		(1,347)	(2,912)

Net production revenue	1,569	1,352	1,130	469	776	544	259		2,048	528
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	946	1,004	1,039	1,032	1,039	1,011	1,052		4,134	4,575
Changes in MSR asset fair value due to modeled amortization	(290)	(327)	(351)	(406)	(457)	(478)	(563)		(1,904)	(2,384)

Total operating revenue	656	677	688	626	582	533	489		2,230	2,191
Risk management:
Changes in MSR asset fair value due to market interest rates	(323)	(1,193)	644	(263)	(4,574)	(932)	379		(5,390)	(2,224)
Other changes in MSR asset fair value due to inputs or assumptions in model (a)	(5)	76	(48)	(569)	-	(28)	(1,130)		(1,727)	(44)
Derivative valuation adjustments and other	479	1,353	(406)	460	4,596	983	(486)		5,553	3,404

Total risk management	151	236	190	(372)	22	23	(1,237)		(1,564)	1,136

Total net mortgage servicing revenue	807	913	878	254	604	556	(748)		666	3,327

Mortgage fees and related income	$2,376	$2,265	$2,008	$723	$1,380	$1,100	$(489)		$2,714	$3,855

(a)	Represents the aggregate impact of changes in model inputs and assumptions such as costs to service, home prices, mortgage spreads, ancillary income, and assumptions used to derive prepayment speeds, as well as changes to the valuation models themselves.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
MORTGAGE PRODUCTION AND SERVICING (continued)
SELECTED BALANCE SHEET DATA
Period-end loans:
Prime mortgage, including option ARMs (a)	$17,153	$17,454	$17,268	$16,891	$14,800	$14,260	$14,147	$16,891	$14,186
Loans held-for-sale and loans at fair value (b)	15,250	14,254	12,496	12,694	13,153	13,558	12,234	12,694	14,863
Average loans:
Prime mortgage, including option ARMs (a)	17,381	17,478	17,238	15,733	14,451	14,083	14,037	14,580	13,422
Loans held-for-sale and loans at fair value (b)	17,879	17,694	15,621	16,680	16,608	14,613	17,519	16,354	15,395
Average assets	59,769	60,534	58,862	60,473	59,677	58,072	61,354	59,891	57,778
Repurchase liability (period-end)	2,779	2,997	3,213	3,213	3,213	3,213	3,205	3,213	3,000

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries):
Prime mortgage, including option ARMs	4	1	-	1	2	(2)	4	5	41
Net charge-off/(recovery) rate:
Prime mortgage, including option ARMs	0.09%	0.02%	-%	0.03%	0.06%	(0.06)%	0.12%	0.03%	0.31%
30+ day delinquency rate (c)	3.10	3.00	3.01	3.15	3.35	3.30	3.21	3.15	3.44
Nonperforming assets (d)	$700	$708	$708	$716	$691	$662	$658	$716	729

BUSINESS METRICS (in billions)
Origination volume by channel
Retail	$25.5	$26.1	$23.4	$23.1	$22.4	$20.7	$21.0	$87.2	$68.8
Wholesale (e)	-	0.2	-	0.1	0.1	0.1	0.2	0.5	1.3
Correspondent (e)	20.1	16.5	14.2	14.9	13.4	10.3	13.5	52.1	75.3
CNT (negotiated transactions)	1.7	1.1	0.8	0.5	0.9	2.9	1.5	5.8	10.2

Total origination volume	47.3	43.9	38.4	38.6	36.8	34.0	36.2	145.6	155.6

Application volume by channel
Retail	44.7	43.1	40.0	34.6	37.7	33.6	31.3	137.2	115.1
Wholesale (e)	0.2	0.1	0.2	0.2	0.2	0.3	0.3	1.0	2.4
Correspondent (e)	28.3	23.7	19.7	17.8	20.2	14.9	13.6	66.5	97.3

Total application volume	73.2	66.9	59.9	52.6	58.1	48.8	45.2	204.7	214.8

Third-party mortgage loans serviced (period-end)	811.4	860.0	884.2	902.2	924.5	940.8	955.0	902.2	967.5
Third-party mortgage loans serviced (average)	825.7	866.7	892.6	913.2	931.4	947.0	958.7	937.6	1,037.6
MSR net carrying value (period-end)	7.1	7.1	8.0	7.2	7.8	12.2	13.1	7.2	13.6
Ratio of MSR net carrying value (period-end) to third-party mortgage loans serviced (period-end)	0.88%	0.83%	0.90%	0.80%	0.84%	1.30%	1.37%	0.80%	1.41%
Ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average)	0.46	0.47	0.47	0.45	0.44	0.43	0.45	0.44	0.44
MSR revenue multiple (f)	1.91x	1.77x	1.91x	1.78x	1.91x	3.02x	3.04x	1.82x	3.20x

(a)	Predominantly represents prime loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.
(b)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets and Condensed Average Balance Sheets.
(c)	At September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, excluded mortgage loans insured by U.S. government agencies of $12.1 billion, $13.0 billion, $12.7 billion, $12.6 billion, $10.5 billion, $10.1 billion, $9.5 billion and $10.3 billion, respectively, that are 30 or more days past due. These amounts were excluded as reimbursement of insured amounts is proceeding normally.
(d)	At September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $11.0 billion, $11.9 billion, $11.8 billion, $11.5 billion, $9.5 billion, $9.1 billion, $8.8 billion and $9.4 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $1.5 billion, $1.3 billion, $1.2 billion, $954 million, $2.4 billion, $2.4 billion, $2.3 billion and $1.9 billion, respectively. These amounts were excluded from nonaccrual loans as reimbursement of insured amounts is proceeding normally.
(e)	Includes rural housing loans sourced through brokers and correspondents, which are underwritten and closed with pre-funding loan approval from the U.S. Department of Agriculture Rural Development, which acts as the guarantor in the transaction.
(f)	Represents the ratio of MSR net carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
REAL ESTATE PORTFOLIOS
Noninterest revenue	$9	$13	$8	$(13)	$23	$20	$8	$38	$115
Net interest income	997	1,027	1,073	1,073	1,128	1,197	1,156	4,554	5,432

Total net revenue	1,006	1,040	1,081	1,060	1,151	1,217	1,164	4,592	5,547
Provision for credit losses	520	(554)	(192)	646	899	954	1,076	3,575	8,231
Noninterest expense	386	412	419	432	363	371	355	1,521	1,627

Income/(loss) before income tax expense/(benefit)	100	1,182	854	(18)	(111)	(108)	(267)	(504)	(4,311)

Net income/(loss)	$60	$717	$518	$(11)	$(67)	$(66)	$(162)	$(306)	$(2,493)

Overhead ratio	38%	40%	39%	41%	32%	30%	30%	33%	29%

BUSINESS METRICS
Loans, excluding PCI loans
Period-end loans owned:
Home equity	$69,686	$72,833	$75,207	$77,800	$80,278	$82,751	$85,253	$77,800	$88,385
Prime mortgage, including option ARMs	41,404	42,037	43,152	44,284	45,439	46,994	48,552	44,284	49,768
Subprime mortgage	8,552	8,945	9,289	9,664	10,045	10,441	10,841	9,664	11,287
Other	653	675	692	718	741	767	801	718	857

Total period-end loans owned	$120,295	$124,490	$128,340	$132,466	$136,503	$140,953	$145,447	$132,466	$150,297
Average loans owned:
Home equity	$71,620	$74,069	$76,600	$79,106	$81,568	$84,065	$86,907	$82,886	$94,835
Prime mortgage, including option ARMs	41,628	42,543	43,701	44,886	46,165	47,615	49,273	46,971	53,431
Subprime mortgage	8,774	9,123	9,485	9,880	10,268	10,667	11,086	10,471	12,729
Other	665	684	707	729	753	785	829	773	954

Total average loans owned	$122,687	$126,419	$130,493	$134,601	$138,754	$143,132	$148,095	$141,101	$161,949

PCI loans
Period-end loans owned:
Home equity	$21,432	$21,867	$22,305	$22,697	$23,105	$23,535	$23,973	$22,697	$24,459
Prime mortgage	14,038	14,395	14,781	15,180	15,626	16,200	16,725	15,180	17,322
Subprime mortgage	4,702	4,784	4,870	4,976	5,072	5,187	5,276	4,976	5,398
Option ARMs	21,024	21,565	22,105	22,693	23,325	24,072	24,791	22,693	25,584

Total period-end loans owned	$61,196	$62,611	$64,061	$65,546	$67,128	$68,994	$70,765	$65,546	$72,763
Average loans owned:
Home equity	$21,620	$22,076	$22,488	$22,872	$23,301	$23,727	$24,170	$23,514	$25,455
Prime mortgage	14,185	14,590	14,975	15,405	15,909	16,456	16,974	16,181	18,526
Subprime mortgage	4,717	4,824	4,914	5,024	5,128	5,231	5,301	5,170	5,671
Option ARMs	21,237	21,823	22,395	23,009	23,666	24,420	25,113	24,045	27,220

Total average loans owned	$61,759	$63,313	$64,772	$66,310	$68,004	$69,834	$71,558	$68,910	$76,872

Total Real Estate Portfolios
Period-end loans owned:
Home equity	$91,118	$94,700	$97,512	$100,497	$103,383	$106,286	$109,226	$100,497	$112,844
Prime mortgage, including option ARMs	76,466	77,997	80,038	82,157	84,390	87,266	90,068	82,157	92,674
Subprime mortgage	13,254	13,729	14,159	14,640	15,117	15,628	16,117	14,640	16,685
Other	653	675	692	718	741	767	801	718	857

Total period-end loans owned	$181,491	$187,101	$192,401	$198,012	$203,631	$209,947	$216,212	$198,012	$223,060
Average loans owned:
Home equity	$93,240	$96,145	$99,088	$101,978	$104,869	$107,792	$111,077	$106,400	$120,290
Prime mortgage, including option ARMs	77,050	78,956	81,071	83,300	85,740	88,491	91,360	87,197	99,177
Subprime mortgage	13,491	13,947	14,399	14,904	15,396	15,898	16,387	15,641	18,400
Other	665	684	707	729	753	785	829	773	954

Total average loans owned	$184,446	$189,732	$195,265	$200,911	$206,758	$212,966	$219,653	$210,011	$238,821
Average assets	173,613	177,698	182,254	187,651	193,692	200,116	207,175	197,096	226,961
Home equity origination volume	375	360	312	277	294	307	249	1,127	1,203

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs, excluding PCI loans (a)
Home equity	$1,120	$466	$542	$579	$581	$592	$720	$2,472	$3,444
Prime mortgage, including option ARMs	143	114	131	151	172	198	161	682	1,573
Subprime mortgage	152	112	130	143	141	156	186	626	1,374
Other	5	4	5	3	5	8	9	25	59

Total net charge-offs	$1,420	$696	$808	$876	$899	$954	$1,076	$3,805	$6,450
Net charge-off rate, excluding PCI loans (a)
Home equity	6.22%	2.53%	2.85%	2.90%	2.82%	2.83%	3.36%	2.98%	3.63%
Prime mortgage, including option ARMs	1.37	1.08	1.21	1.33	1.48	1.67	1.32	1.45	2.95
Subprime mortgage	6.89	4.94	5.51	5.74	5.43	5.85	6.80	5.98	10.82
Other	2.99	2.35	2.84	1.63	2.83	4.01	4.56	3.23	5.90
Total net charge-off rate, excluding PCI loans	4.60	2.21	2.49	2.58	2.57	2.67	2.95	2.70	3.98
Net charge-off rate - reported (a)
Home equity	4.78%	1.95%	2.20%	2.25%	2.20%	2.20%	2.63%	2.32%	2.86%
Prime mortgage, including option ARMs	0.74	0.58	0.65	0.72	0.80	0.90	0.71	0.78	1.59
Subprime mortgage	4.48	3.23	3.63	3.81	3.63	3.94	4.60	4.00	7.47
Other	2.99	2.35	2.84	1.63	2.83	4.01	4.56	3.23	5.90
Total net charge-off rate - reported	3.06	1.48	1.66	1.73	1.72	1.80	1.99	1.81	2.70

30+ day delinquency rate, excluding PCI loans (b)	5.12%	5.16%	5.32%	5.69%	5.80%	5.98%	6.22%	5.69%	6.45%
Allowance for loan losses, excluding PCI loans	$5,568	$6,468	$7,718	$8,718	$9,718	$9,718	$9,718	$8,718	$9,718
Allowance for PCI loans	5,711	5,711	5,711	5,711	4,941	4,941	4,941	5,711	4,941

Allowance for loan losses	$11,279	$12,179	$13,429	$14,429	$14,659	$14,659	$14,659	$14,429	$14,659
Nonperforming assets (c)(d)(e)	8,669	7,340	7,738	6,638	7,112	7,729	8,152	6,638	8,424
Allowance for loan losses to period-end loans retained	6.21%	6.51%	6.98%	7.29%	7.20%	6.98%	6.78%	7.29%	6.57%
Allowance for loan losses to period-end loans retained, excluding PCI loans	4.63	5.20	6.01	6.58	7.12	6.90	6.68	6.58	6.47

(a)	Net charge-offs and net charge-off rates for the three months ended September 30, 2012 included $825 million of incremental charge-offs of Chapter 7 loans. Excluding these incremental charges-offs, for the third quarter of 2012, net charge-offs would have been $402 million, $97 million and $91 million for the home equity, prime mortgage, including option ARMs, and subprime mortgage portfolios, respectively. Net charge-off rates for the same period excluding these incremental charge-offs and PCI loans would have been 2.23%, 0.93% and 4.13% for the home equity, prime mortgage, including option ARMs, and subprime mortgage portfolios, respectively. For further information, see Consumer and Credit Portfolio on pages 84-86 of JPMorgan Chase’s third quarter 2012 Form 10-Q.
(b)	The delinquency rate for PCI loans was 20.65%, 21.38%, 21.72%, 23.30%, 24.44%, 26.20%, 27.36% and 28.20% at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.
(c)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.
(d)	Nonperforming assets at September 30, 2012 included Chapter 7 loans, based upon regulatory guidance.
(e)	Beginning March 31, 2012, and for all periods thereafter, nonperforming assets included performing junior liens that are subordinate to senior liens that are 90 days or more past due based on regulatory guidance issued in the first quarter of 2012. For further information, see footnote (g) on page 6.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
CARD, MERCHANT SERVICES & AUTO (a)
Credit card income	$1,032	$1,015	$948	$1,053	$1,053	$1,123	$898	$4,127	$3,514
All other income	248	231	303	232	201	183	149	765	764

Noninterest revenue	1,280	1,246	1,251	1,285	1,254	1,306	1,047	4,892	4,278
Net interest income	3,443	3,279	3,463	3,529	3,521	3,455	3,744	14,249	16,194

Total net revenue	4,723	4,525	4,714	4,814	4,775	4,761	4,791	19,141	20,472
Provision for credit losses	1,231	734	738	1,060	1,264	944	353	3,621	8,570
Noninterest expense	1,920	2,096	2,029	2,025	2,115	1,988	1,917	8,045	7,178

Income before income tax expense	1,572	1,695	1,947	1,729	1,396	1,829	2,521	7,475	4,724

Net income	$954	$1,030	$1,183	$1,051	$849	$1,110	$1,534	$4,544	$2,872

Overhead ratio	41%	46%	43%	42%	44%	42%	40%	42%	35%

SELECTED BALANCE SHEET DATA (period-end)
Loans:
Credit Card	$124,537	$124,705	$125,331	$132,277	$127,135	$125,523	$128,803	$132,277	$137,676
Auto	48,920	48,468	48,245	47,426	46,659	46,796	47,411	47,426	48,367
Student	11,868	12,232	13,162	13,425	13,751	14,003	14,288	13,425	14,454

Total loans	$185,325	$185,405	$186,738	$193,128	$187,545	$186,322	$190,502	$193,128	$200,497

SELECTED BALANCE SHEET DATA (average)
Total assets	$196,302	$197,301	$199,449	$202,226	$199,974	$198,044	$204,441	$201,162	$213,041
Loans:
Credit Card	124,339	125,195	127,616	128,619	126,536	125,038	132,537	128,167	144,367
Auto	48,399	48,273	47,704	46,947	46,549	46,966	47,690	47,034	47,603
Student	12,037	12,944	13,348	13,543	13,865	14,135	14,410	13,986	15,945

Total loans	$184,775	$186,412	$188,668	$189,109	$186,950	$186,139	$194,637	$189,187	$207,915

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$96.6	$96.0	$86.9	$93.4	$87.3	$85.5	$77.5	$343.7	$313.0
New accounts opened	1.6	1.6	1.7	2.2	2.0	2.0	2.6	8.8	11.3
Open accounts	63.9	63.7	64.2	65.2	64.3	65.4 (b)	91.9	65.2	90.7
Number of accounts with sales activity	29.1	29.3	29.0	30.7	28.6	28.8	35.1	30.7	39.9
% of accounts acquired online	52%	49%	46%	44%	35%	29%	22%	32%	15%

Merchant Services
Merchant processing volume (in billions)	$163.6	$160.2	$152.8	$152.6	$138.1	$137.3	$125.7	$553.7	$469.3
Total transactions (in billions)	7.4	7.1	6.8	6.8	6.1	5.9	5.6	24.4	20.5

Auto and Student
Origination volume (in billions)
Auto	$6.3	$5.8	$5.8	$4.9	$5.9	$5.4	$4.8	$21.0	$23.0
Student	0.1	-	0.1	0.1	0.1	-	0.1	0.3	1.9

(a)	Effective January 1, 2011, the commercial card business that was previously in CIB was transferred to CCB. There is no material impact on the financial data; prior-year periods were not revised.
(b)	The decrease in the second quarter of 2011 reflected the impact of portfolio sales.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
CARD, MERCHANT SERVICES & AUTO (continued) (a)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$1,116	$1,345	$1,386	$1,390	$1,499	$1,810	$2,226	$6,925	$14,037
Auto (b)	90	21	33	44	42	19	47	152	298
Student	80	119	69	126	93	135	80	434	387

Total net charge-offs	1,286	1,485	1,488	1,560	1,634	1,964	2,353	7,511	14,722
Net charge-off rate:
Credit Card (c)	3.57%	4.35%	4.40%	4.29%	4.70%	5.82%	6.97%	5.44%	9.73%
Auto (b)	0.74	0.17	0.28	0.37	0.36	0.16	0.40	0.32	0.63
Student (d)	2.64	3.70	2.08	3.69	2.66	3.83	2.25	3.10	2.61
Total net charge-off rate	2.77	3.22	3.19	3.27	3.47	4.24	4.98	3.99	7.12

Delinquency rates
30+ day delinquency rate:
Credit Card (e)	2.15	2.14	2.56	2.81	2.90	2.98	3.57	2.81	4.14
Auto	1.11	0.90	0.79	1.13	1.01	0.98	0.97	1.13	1.22
Student (f)	2.38	1.95	2.06	1.78	1.93	1.70	2.01	1.78	1.53
Total 30+ day delinquency rate	1.89	1.80	2.07	2.32	2.36	2.38	2.79	2.32	3.23
90+ day delinquency rate - Credit Card (e)	0.99	1.04	1.37	1.44	1.43	1.55	1.93	1.44	2.25

Nonperforming assets (b)(g)	$284	$219	$242	$228	$232	$233	$275	$228	$269
Allowance for loan losses:
Credit Card	5,503	5,499	6,251	6,999	7,528	8,042	9,041	6,999	11,034
Auto and Student	954	1,009	1,010	1,010	1,009	879	899	1,010	899

Total allowance for loan losses	6,457	6,508	7,261	8,009	8,537	8,921	9,940	8,009	11,933
Allowance for loan losses to period-end loans:
Credit Card (e)	4.42%	4.41%	5.02%	5.30%	5.93%	6.41%	7.24%	5.30%	8.14%
Auto and Student	1.57	1.66	1.64	1.66	1.67	1.45	1.46	1.66	1.43
Total allowance for loan losses to period-end loans	3.49	3.51	3.91	4.15	4.55	4.79	5.33	4.15	6.02

CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$971	$953	$949	$985	$957	$1,016	$782	$3,740	$3,277
Net interest income	2,923	2,755	2,928	2,989	2,984	2,911	3,200	12,084	13,886

Total net revenue	3,894	3,708	3,877	3,974	3,941	3,927	3,982	15,824	17,163
Provision for credit losses	1,116	595	636	890	999	810	226	2,925	8,037
Noninterest expense	1,517	1,703	1,636	1,633	1,734	1,622	1,555	6,544	5,797

Income before income tax expense	1,261	1,410	1,605	1,451	1,208	1,495	2,201	6,355	3,329

Net income	$769	$860	$979	$885	$737	$911	$1,343	$3,876	$2,074

Percentage of average loans:
Noninterest revenue	3.11%	3.06%	2.99%	3.04%	3.00%	3.26%	2.39%	2.92%	2.27%
Net interest income	9.35	8.85	9.23	9.22	9.36	9.34	9.79	9.43	9.62
Total net revenue	12.46	11.91	12.22	12.26	12.36	12.60	12.18	12.35	11.89

(a)	Effective January 1, 2011, the commercial card business that was previously in CIB was transferred to CCB. There is no material impact on the financial data; prior-year periods were not revised.
(b)	Net charge-offs and net charge-off rates for the three months ended September 30, 2012 included $55 million of incremental charge-offs of Chapter 7 loans. Excluding these incremental charge-offs, for the third quarter of 2012, net charge-offs would have been $35 million, and the net charge-off rate would have been 0.29%. Nonperforming assets at September 30, 2012 included $65 million of Chapter 7 loans, based upon regulatory guidance.
(c)	Average credit card loans included loans held-for-sale of $109 million, $782 million, $821 million, $97 million, $1 million, $276 million and $3.0 billion for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively, and $833 million and $148 million for full year 2011 and 2010, respectively. These amounts are excluded when calculating the net charge-off rate.
(d)	Average student loans included loans held-for-sale of $1.1 billion for full year 2010. There were no loans held-for-sale for all other periods. This amount is excluded when calculating the net charge-off rate.
(e)	Period-end credit card loans included loans held-for-sale of $106 million, $112 million, $856 million, $102 million, $94 million, $4.0 billion and $2.2 billion at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, March 31, 2011 and December 31, 2010, respectively. There were no loans held-for-sale at June 30, 2011. No allowance for loan losses was recorded for these loans. These amounts are excluded when calculating delinquency rates and the allowance for loan losses to period-end loans.
(f)	Excluded student loans insured by U.S. government agencies under the FFELP of $910 million, $931 million, $1.0 billion, $989 million, $995 million, $968 million, $1.0 billion and $1.1 billion at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively, that are 30 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.
(g)	Nonperforming assets excluded student loans insured by U.S. government agencies under the FFELP of $536 million, $547 million, $586 million, $551 million, $567 million, $558 million, $615 million and $625 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
INCOME STATEMENT
REVENUE
Investment banking fees	$1,429	$1,245	$1,375	$1,119	$1,039	$1,922	$1,779	$5,859	$6,186
Principal transactions (a)	2,263	3,070	3,211	371	2,260	2,314	3,402	8,347	8,474
Lending- and deposit-related fees	486	488	475	529	520	532	517	2,098	2,075
Asset management, administration and commissions	1,104	1,207	1,219	1,148	1,219	1,274	1,314	4,955	5,110
All other income	290	251	208	159	371	406	328	1,264	1,044

Noninterest revenue	5,572	6,261	6,488	3,326	5,409	6,448	7,340	22,523	22,889
Net interest income	2,788	2,725	2,850	2,994	2,877	2,830	2,760	11,461	10,588

TOTAL NET REVENUE (b)	8,360	8,986	9,338	6,320	8,286	9,278	10,100	33,984	33,477

Provision for credit losses	(60)	29	(3)	291	34	(185)	(425)	(285)	(1,247)

NONINTEREST EXPENSE
Compensation expense	2,755	2,718	3,623	1,832	2,555	3,271	3,996	11,654	12,418
Noncompensation expense	2,595	2,575	2,588	2,700	2,714	2,514	2,397	10,325	10,451

TOTAL NONINTEREST EXPENSE	5,350	5,293	6,211	4,532	5,269	5,785	6,393	21,979	22,869

Income before income tax expense	3,070	3,664	3,130	1,497	2,983	3,678	4,132	12,290	11,855
Income tax expense	1,078	1,288	1,097	521	1,042	1,288	1,446	4,297	4,137

NET INCOME	$1,992	$2,376	$2,033	$976	$1,941	$2,390	$2,686	$7,993	$7,718

FINANCIAL RATIOS
ROE (c)	17%	20%	17%	8%	16%	20%	23%	17%	17%
Overhead ratio	64	59	67	72	64	62	63	65	68
Compensation expense as a percent of total net revenue (d)	33	30	39	29	31	35	40	34	37

REVENUE BY BUSINESS
Advisory	$389	$356	$281	$397	$365	$601	$429	$1,792	$1,469
Equity underwriting	235	250	276	169	178	455	379	1,181	1,589
Debt underwriting	805	639	818	553	496	866	971	2,886	3,128

Total investment banking fees	1,429	1,245	1,375	1,119	1,039	1,922	1,779	5,859	6,186
Treasury Services	1,064	1,074	1,052	1,051	969	930	891	3,841	3,698
Lending	357	370	222	279	295	241	239	1,054	811

Total Banking	2,850	2,689	2,649	2,449	2,303	3,093	2,909	10,754	10,695
Fixed Income Markets	3,726	3,493	5,016	2,626	2,799	4,216	5,143	14,784	14,738
Equity Markets	1,044	1,043	1,424	806	1,047	1,145	1,478	4,476	4,582
Securities Services	965	1,078	962	971	939	1,002	949	3,861	3,683
Credit Adjustments & Other (a)(e)	(225)	683	(713)	(532)	1,198	(178)	(379)	109	(221)

Total Markets & Investor Services	5,510	6,297	6,689	3,871	5,983	6,185	7,191	23,230	22,782

TOTAL NET REVENUE	$8,360	$8,986	$9,338	$6,320	$8,286	$9,278	$10,100	$33,984	$33,477

(a)	Included debit valuation adjustments (“DVA”) related to derivatives and structured liabilities measured at fair value. DVA gains/(losses) were ($211) million, $755 million, ($907) million, ($567) million, $1.9 billion, $165 million and ($46) million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively, and $1.4 billion and $509 million for full year 2011 and 2010, respectively.
(b)	Included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $492 million, $494 million, $509 million, $510 million, $440 million, $493 million and $438 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively, and $1.9 billion and $1.7 billion for full year 2011 and 2010, respectively.
(c)	Return on equity excluding DVA, a non-GAAP financial measure, was 18%, 16%, 22%, 11%, 7%, 20% and 23% for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively, and 15% and 16% for full year 2011 and 2010, respectively. For additional information on this measure, see non-GAAP financial measures on page 23.
(d)	Compensation expense as a percentage of total net revenue excluding DVA, a non-GAAP financial measure, was 32%, 33%, 35%, 27%, 40%, 36% and 39% for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively, and 36% and 38% for full year 2011 and 2010, respectively. In addition, compensation expense as a percent of total net revenue for full year 2010, excluding both DVA and the payroll tax expense related to the U.K. Bank Payroll Tax on certain compensation awarded from December 9, 2009 to April 5, 2010 to relevant banking employees, which is a non-GAAP financial measure, was 36%. For additional information on this measure, see non-GAAP financial measures on page 23.
(e)	Primarily includes net credit portfolio credit valuation adjustments (“CVA”) and its associated hedging activities; DVA related to both structured notes and derivatives; and nonperforming derivative receivable results effective in the first quarter of 2012 and thereafter. The results of the synthetic credit portfolio that was transferred from the Chief Investment Office effective July 2, 2012, which are reported in Fixed Income Markets, are not included.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
SELECTED BALANCE SHEET DATA (period-end)
Assets	$904,090	$897,413	$879,691	$845,095	$887,097	$865,580	$904,066	$845,095	$870,631
Loans:
Loans retained (a)	107,903	114,620	108,287	111,099	94,449	90,040	83,630	111,099	80,208
Loans held-for-sale and loans at fair value	3,899	2,375	5,550	3,016	2,414	3,567	5,172	3,016	3,851

Total loans	111,802	116,995	113,837	114,115	96,863	93,607	88,802	114,115	84,059
Equity	47,500	47,500	47,500	47,000	47,000	47,000	47,000	47,000	46,500

SELECTED BALANCE SHEET DATA (average)
Assets	$841,678	$859,026	$854,128	$854,330	$863,808	$894,043	$863,701	$868,930	$774,295
Trading assets - debt and equity instruments	296,811	305,972	315,176	314,776	331,756	376,368	370,833	348,234	309,383
Trading assets - derivative receivables	74,812	74,960	76,220	76,782	79,044	69,346	67,462	73,200	70,286
Loans:
Loans retained (a)	111,263	112,952	107,148	101,885	92,466	87,557	82,557	91,173	77,620
Loans held-for-sale and loans at fair value	2,809	3,256	2,867	2,184	2,533	4,256	3,938	3,221	3,268

Total loans	114,072	116,208	110,015	104,069	94,999	91,813	86,495	94,394	80,888

Equity	47,500	47,500	47,500	47,000	47,000	47,000	47,000	47,000	46,500

Headcount	52,479	53,725	53,214	53,557	54,502	55,676	54,275	53,557	55,142

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(22)	$(10)	$(35)	$199	$(168)	$7	$123	$161	$736
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(b)	588	661	700	1,039	1,277	1,497	2,399	1,039	3,171
Nonaccrual loans held-for-sale and loans at fair value	213	158	182	166	150	193	259	166	460

Total nonaccrual loans	801	819	882	1,205	1,427	1,690	2,658	1,205	3,631

Derivative receivables (c)	282	451	317	293	281	213	180	293	159
Assets acquired in loan satisfactions	77	68	79	79	77	83	73	79	117

Total nonperforming assets	1,160	1,338	1,278	1,577	1,785	1,986	2,911	1,577	3,907
Allowance for credit losses:
Allowance for loan losses	1,459	1,498	1,455	1,501	1,386	1,252	1,399	1,501	1,928
Allowance for lending-related commitments	544	542	544	467	490	424	472	467	498

Total allowance for credit losses	2,003	2,040	1,999	1,968	1,876	1,676	1,871	1,968	2,426

Net charge-off/(recovery) rate (a)	(0.08)%	(0.04)%	(0.13)%	0.77%	(0.72)%	0.03%	0.60%	0.18%	0.95%
Allowance for loan losses to period-end loans retained (a)	1.35	1.31	1.34	1.35	1.47	1.39	1.67	1.35	2.40
Allowance for loan losses to period-end loans retained, excluding trade finance and conduits (d)	2.92	2.75	2.93	3.06	3.08	2.82	3.47	3.06	4.90
Allowance for loan losses to nonaccrual loans retained (a)(b)	248	227	208	144	109	84	58	144	61
Nonaccrual loans to total period-end loans	0.72	0.70	0.77	1.06	1.47	1.81	2.99	1.06	4.32

(a)	Loans retained included credit portfolio loans, trade finance loans, other held-for-investment loans and overdrafts.
(b)	Allowance for loan losses of $178 million, $202 million, $226 million, $263 million, $320 million, $377 million, $567 million and $1.1 billion were held against these nonaccrual loans at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 2010, respectively.
(c)	Prior to the first quarter of 2012, reported amounts had only included defaulted derivatives; effective in the first quarter of 2012, reported amounts in all periods included both defaulted derivatives as well as derivatives that have been risk rated as nonperforming.
(d)	Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, as a more relevant metric to reflect the allowance coverage of the retained lending portfolio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except rankings data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
BUSINESS METRICS
Assets under custody (“AUC”) by asset class (period-end) (in billions):
Fixed Income	$11,545	$11,302	$11,332	$10,926	$10,871	$10,686	$10,437	$10,926	$10,364
Equity	5,328	5,025	5,365	4,878	4,401	5,267	5,238	4,878	4,850
Other (a)	1,346	1,338	1,171	1,066	978	992	944	1,066	906

Total AUC	$18,219	$17,665	$17,868	$16,870	$16,250	$16,945	$16,619	$16,870	$16,120

Customer deposits and other third party liabilities (average) (b)	351,383	348,102	356,964	364,196	341,107	302,858	265,720	318,802	248,451

Trade finance loans (period-end)	35,142	35,291	35,692	36,696	30,104	27,473	25,499	36,696	21,156

	NINE MONTHS ENDED SEPTEMBER 30, 2012			FULL YEAR 2011		FULL YEAR 2010
MARKET SHARES AND RANKINGS (c)	Market Share	Rankings		Market Share	Rankings	Market Share	Rankings
Global investment banking fees (d)	7.7%	#1		8.1%	#1	7.6%	#1
Debt, equity and equity-related
Global	7.2	1		6.7	1	7.2	1
U.S.	11.2	1		11.1	1	11.1	1
Syndicated loans
Global	9.8	1		10.8	1	8.5	2
U.S.	18.0	1		21.2	1	19.1	2
Long-term debt (e)
Global	7.1	1		6.7	1	7.2	2
U.S.	11.3	1		11.2	1	10.9	2
Equity and equity-related
Global (f)	7.8	4		6.8	3	7.3	3
U.S.	10.5	4		12.5	1	13.1	2
Announced M&A (g)
Global	19.8	2		18.3	2	15.9	4
U.S.	21.0	2		26.7	2	21.9	3

(a)	Consists of mutual funds, unit investment trusts, currencies, annuities, insurance contracts, options and nonsecurities contracts.
(b)	Customer deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses, and include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements) as part of customer cash management programs.
(c)	Source: Dealogic. Global Investment Banking fees reflects the ranking of fees and market share. Remainder of rankings reflects transaction volume and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint.
(d)	Global investment banking fees rankings exclude money market, short-term debt and shelf deals.
(e)	Long-term debt rankings include investment-grade, high-yield, supranationals, sovereigns, agencies, covered bonds, asset-backed securities and mortgage-backed securities; and exclude money market, short-term debt, and U.S. municipal securities.
(f)	Global equity and equity-related ranking includes rights offerings and Chinese A-Shares.
(g)	Announced M&A reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR

INTERNATIONAL METRICS	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
Total net revenue (a)
Europe/Middle East/Africa	$2,443	$2,885	$3,050	$2,037	$2,656	$3,180	$3,229	$11,102	$9,740
Asia/Pacific	1,031	1,020	1,110	842	1,273	1,064	1,410	4,589	4,775
Latin America/Caribbean	392	375	420	351	234	421	403	1,409	1,154

Total international net revenue	3,866	4,280	4,580	3,230	4,163	4,665	5,042	17,100	15,669
North America	4,494	4,706	4,758	3,090	4,123	4,613	5,058	16,884	17,808

Total net revenue	$8,360	$8,986	$9,338	$6,320	$8,286	$9,278	$10,100	$33,984	$33,477

Loans (period-end) (a)
Europe/Middle East/Africa	$27,866	$33,041	$29,337	$29,484	$26,156	$25,077	$22,832	$29,484	$21,072
Asia/Pacific	27,215	27,058	26,637	27,803	24,307	22,549	20,621	27,803	18,251
Latin America/Caribbean	9,730	9,982	9,936	9,692	8,552	7,420	6,337	9,692	5,928

Total international loans	64,811	70,081	65,910	66,979	59,015	55,046	49,790	66,979	45,251
North America	43,092	44,539	42,377	44,120	35,434	34,994	33,840	44,120	34,957

Total loans	$107,903	$114,620	$108,287	$111,099	$94,449	$90,040	$83,630	$111,099	$80,208

Customer deposits and other third party liabilities (average) (a)(b)
Europe/Middle East/Africa	$125,720	$127,173	$127,794	$130,862	$129,608	$125,911	$108,997	$123,920	$102,014
Asia/Pacific	50,862	50,331	50,197	49,407	42,987	42,472	39,123	43,524	32,862
Latin America/Caribbean	10,141	10,453	11,852	11,563	12,722	13,506	12,720	12,625	11,558

Total international	186,723	187,957	189,843	191,832	185,317	181,889	160,840	180,069	146,434
North America	164,660	160,145	167,121	172,364	155,790	120,969	104,880	138,733	102,017

Total customer deposits and other third party liabilities	$351,383	$348,102	$356,964	$364,196	$341,107	$302,858	$265,720	$318,802	$248,451

AUC (period-end) (in billions) (a)
North America	$10,206	$10,048	$9,998	$9,735	$9,611	$9,976	$9,901	$9,735	$9,836
All other regions	8,013	7,617	7,870	7,135	6,639	6,969	6,718	7,135	6,284

Total AUC	$18,219	$17,665	$17,868	$16,870	$16,250	$16,945	$16,619	$16,870	$16,120

(a)	Total net revenue is based primarily on the domicile of the client or location of the trading desk, as applicable. Loans outstanding (excluding loans held for sale and loans carried at fair value), customer deposits and AUC are based predominantly on the domicile of the client.
(b)	Customer deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses, and include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS (in millions, except headcount data)

	QUARTERLY TRENDS										FULL YEAR
	3Q12		2Q12		1Q12		4Q11	3Q11	2Q11	1Q11	2011	2010
INCOME STATEMENT
REVENUE
Principal transactions (a)	$(304)		$(3,576)	(e)	$(547)		$324	$(933)	$745	$1,298	$1,434	$2,208
Securities gains	459		1,013		449		54	607	837	102	1,600	2,898
All other income	1,044	(d)	153		1,111	(f)	75	184	258	78	595	245

Noninterest revenue	1,199		(2,410)		1,013		453	(142)	1,840	1,478	3,629	5,351
Net interest income	(625)		(205)		16		245	8	219	34	506	2,063

TOTAL NET REVENUE (b)	574		(2,615)		1,029		698	(134)	2,059	1,512	4,135	7,414

Provision for credit losses	(11)		(11)		(9)		(10)	(7)	(9)	(10)	(36)	14

NONINTEREST EXPENSE
Compensation expense	555		623		795		573	527	590	634	2,324	2,276
Noncompensation expense (c)	1,550		1,264		3,284		1,601	1,946	2,040	1,106	6,693	8,641

Subtotal	2,105		1,887		4,079		2,174	2,473	2,630	1,740	9,017	10,917
Net expense allocated to other businesses	(1,370)		(1,338)		(1,310)		(1,260)	(1,257)	(1,212)	(1,180)	(4,909)	(4,607)

TOTAL NONINTEREST EXPENSE	735		549		2,769		914	1,216	1,418	560	4,108	6,310

Income/(loss) before income tax expense/(benefit)	(150)		(3,153)		(1,731)		(206)	(1,343)	650	962	63	1,090
Income tax expense/(benefit)	(367)		(1,378)		(709)		(439)	(697)	138	239	(759)	(190)

NET INCOME/(LOSS)	$217		$(1,775)		$(1,022)		$233	$(646)	$512	$723	$822	$1,280

MEMO:
REVENUE
Private Equity	$(135)		$410		$254		$(113)	$(546)	$796	$699	$836	$1,239
Treasury and Chief Investment Office (“CIO”)	713		(3,434)		(233)		845	102	1,426	823	3,196	6,642
Other Corporate	(4)		409		1,008		(34)	310	(163)	(10)	103	(467)

TOTAL NET REVENUE	$574		$(2,615)		$1,029		$698	$(134)	$2,059	$1,512	$4,135	$7,414

NET INCOME/(LOSS)
Private Equity	$(89)		$197		$134		$(89)	$(347)	$444	$383	$391	$588
Treasury and CIO	369		(2,078)		(227)		417	(94)	670	356	1,349	3,576
Other Corporate	(63)		106		(929)		(95)	(205)	(602)	(16)	(918)	(2,884)

TOTAL NET INCOME/(LOSS)	$217		$(1,775)		$(1,022)		$233	$(646)	$512	$723	$822	$1,280

TOTAL ASSETS (period-end)	$685,338		$667,133		$713,263		$693,108	$693,556	$672,606	$591,309	$693,108	$526,556

Headcount	22,517		22,156		21,529		21,334	21,110	20,760	20,291	21,334	19,419

(a)	During the third quarter, CIO effectively closed out the index credit derivative positions that were retained following the transfer of the synthetic credit portfolio to the CIB on July 2, 2012. Principal transactions revenue included losses in CIO for the three months ended September 30, 2012 of $449 million on this portfolio. Also included losses in CIO of $4.4 billion and $1.4 billion on the synthetic credit portfolio for the three months ended June 30, 2012 and March 31, 2012, respectively, and $6.2 billion for the nine months ended September 30, 2012. Results of the portfolio that was transferred to CIB are not included herein.
(b)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $109 million, $118 million, $99 million, $92 million, $73 million, $69 million and $64 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31 2011, respectively, and $298 million and $226 million for full year 2011 and 2010, respectively.
(c)	Includes litigation expense of $0.7 billion, $0.3 billion, $2.5 billion, $0.5 billion, $1.0 billion, $1.3 billion and $0.4 billion for the three months ended September 30. 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011 and March 31, 2011, respectively, and $3.2 billion and $5.7 billion for full year 2011 and 2010, respectively.
(d)	Included an extinguishment gain of $888 million related to the redemption of trust preferred capital debt securities for the three months ended September 30, 2012; the gain related to adjustments applied to the cost basis of these securities during the period they were in a qualifying hedge accounting relationship.
(e)	Included a gain of $545 million, reflecting the expected recovery on a Bear Stearns-related subordinated loan.
(f)	Includes a $1.1 billion benefit from the Washington Mutual bankruptcy settlement.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions, except ratio data)

	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010
NONPERFORMING ASSETS AND RATIOS
Wholesale loans
Loans retained	$1,663	$1,804	$1,941	$2,398	$3,011	$3,362	$4,578	$5,510
Loans held-for-sale and loans at fair value	246	194	214	183	176	214	289	496

Total wholesale loans	1,909	1,998	2,155	2,581	3,187	3,576	4,867	6,006

Consumer, excluding credit card loans
Home equity (a)(b)	3,254	2,615	2,766	1,287	1,290	1,308	1,263	1,263
Prime mortgage, including option ARMs (a)	3,570	3,139	3,258	3,462	3,656	4,024	4,166	4,320
Subprime mortgage (a)	1,868	1,544	1,569	1,781	1,932	2,058	2,106	2,210
Auto (a)	172	101	102	118	114	111	120	141
Business banking	521	587	649	694	756	770	810	832
Student and other	75	83	105	69	68	79	107	67

Total consumer, excluding credit card loans	9,460	8,069	8,449	7,411	7,816	8,350	8,572	8,833

Total credit card loans	1	1	1	1	2	2	2	2

Total consumer nonaccrual loans (c)	9,461	8,070	8,450	7,412	7,818	8,352	8,574	8,835

Total nonaccrual loans	11,370	10,068	10,605	9,993	11,005	11,928	13,441	14,841

Derivative receivables (d)	282	451	317	297	285	217	184	159
Assets acquired in loan satisfactions	829	878	1,031	1,025	1,178	1,290	1,524	1,682

Total nonperforming assets (e)	12,481	11,397	11,953	11,315	12,468	13,435	15,149	16,682
Wholesale lending-related commitments (f)	586	565	756	865	705	793	895	1,005

Total nonperforming exposure (e)	$13,067	$11,962	$12,709	$12,180	$13,173	$14,228	$16,044	$17,687

Total nonaccrual loans to total loans	1.57%	1.38%	1.47%	1.38%	1.58%	1.73%	1.96%	2.14%
Total wholesale nonaccrual loans to total wholesale loans	0.63	0.66	0.74	0.91	1.23	1.44	2.06	2.64
Total consumer, excluding credit card nonaccrual loans to total consumer, excluding credit card loans	3.21	2.69	2.77	2.40	2.52	2.65	2.67	2.70

NONPERFORMING ASSETS BY LOB
Consumer & Community Banking (a)(b)(c)	$10,096	$8,766	$9,250	$8,189	$8,676	$9,266	$9,757	$10,123
Corporate & Investment Bank (d)	1,160	1,338	1,278	1,577	1,785	1,986	2,911	3,907
Commercial Banking	908	953	1,064	1,138	1,611	1,831	2,134	2,197
Asset Management (d)	242	271	286	336	322	264	267	382
Corporate/Private Equity (g)	75	69	75	75	74	88	80	73

TOTAL	$12,481	$11,397	$11,953	$11,315	$12,468	$13,435	$15,149	$16,682

(a)	Nonperforming assets at September 30, 2012 included $1.7 billion of Chapter 7 loans, based upon regulatory guidance, consisting of $820 million of home equity loans, $481 million of prime mortgage, including option ARM loans, $356 million of subprime mortgage loans, and $65 million of auto loans.
(b)	Included $1.3 billion, $1.5 billion and $1.6 billion of performing junior liens that are subordinate to senior liens that are 90 days or more past due at September 30, 2012, June 30, 2012 and March 31, 2012, respectively. Beginning March 31, 2012, such junior liens are reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012. Of these totals, $1.2 billion, $1.3 billion and $1.4 billion were current at September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
(c)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.
(d)	Prior to the first quarter of 2012, reported amounts had only included defaulted derivatives; effective in the first quarter of 2012, reported amounts in all periods presented include both defaulted derivatives as well as derivatives that have been risk rated as nonperforming.
(e)	At September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $11.0 billion, $11.9 billion, $11.8 billion, $11.5 billion, $9.5 billion, $9.1 billion, $8.8 billion and $9.4 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $1.5 billion, $1.3 billion, $1.2 billion, $954 million, $2.4 billion, $2.4 billion, $2.3 billion and $1.9 billion, respectively; and (3) student loans insured by U.S. government agencies under the FFELP of $536 million, $547 million, $586 million, $551 million, $567 million, $558 million, $615 million and $625 million, respectively, that are 90 or more days past due. These amounts were excluded from nonaccrual loans as reimbursement of insured amounts is proceeding normally. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.
(f)	Represent commitments that are risk rated as nonaccrual.
(g)	Predominantly relates to retained prime mortgage loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$23,791	$25,871	$27,609	$28,350	$28,520	$29,750	$32,266	$32,266	$31,602
Cumulative effect of change in accounting principles	-	-	-	-	-	-	-	-	7,494
Net charge-offs	2,770	2,278	2,387	2,907	2,507	3,103	3,720	12,237	23,673
Provision for loan losses	1,801	200	646	2,193	2,351	1,872	1,196	7,612	16,822
Other	2	(2)	3	(27)	(14)	1	8	(32)	21

Ending balance	$22,824	$23,791	$25,871	$27,609	$28,350	$28,520	$29,750	$27,609	$32,266

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$764	$750	$673	$686	$626	$688	$717	$717	$939
Cumulative effect of change in accounting principles	-	-	-	-	-	-	-	-	(18)
Provision for lending-related commitments	(12)	14	80	(9)	60	(62)	(27)	(38)	(183)
Other	-	-	(3)	(4)	-	-	(2)	(6)	(21)

Ending balance	$752	$764	$750	$673	$686	$626	$688	$673	$717

ALLOWANCE FOR LOAN LOSSES BY LOB
Consumer & Community Banking	$18,454	$19,405	$21,508	$23,256	$24,016	$24,400	$25,494	$23,256	$27,487
Corporate & Investment Bank	1,459	1,498	1,455	1,501	1,386	1,252	1,399	1,501	1,928
Commercial Banking	2,653	2,638	2,662	2,603	2,671	2,614	2,577	2,603	2,552
Asset Management	229	220	209	209	240	222	257	209	267
Corporate/Private Equity	29	30	37	40	37	32	23	40	32

Total	$22,824	$23,791	$25,871	$27,609	$28,350	$28,520	$29,750	$27,609	$32,266

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset-specific	$388	$407	$448	$516	$670	$749	$1,030	$1,574
Formula-based	3,945	3,942	3,875	3,800	3,632	3,342	3,204	3,187

Total wholesale	4,333	4,349	4,323	4,316	4,302	4,091	4,234	4,761

Consumer, excluding credit card
Asset-specific	918	1,004	760	828	1,016	1,049	1,067	1,075
Formula-based	6,359	7,228	8,826	9,755	10,563	10,397	10,467	10,455
PCI	5,711	5,711	5,711	5,711	4,941	4,941	4,941	4,941

Total consumer, excluding credit card	12,988	13,943	15,297	16,294	16,520	16,387	16,475	16,471

Credit card
Asset-specific	1,909	1,977	2,402	2,727	3,052	3,451	3,819	4,069
Formula-based	3,594	3,522	3,849	4,272	4,476	4,591	5,222	6,965

Total credit card	5,503	5,499	6,251	6,999	7,528	8,042	9,041	11,034

Total consumer	18,491	19,442	21,548	23,293	24,048	24,429	25,516	27,505

Total allowance for loan losses	22,824	23,791	25,871	27,609	28,350	28,520	29,750	32,266
Allowance for lending-related commitments	752	764	750	673	686	626	688	717

Total allowance for credit losses	$23,576	$24,555	$26,621	$28,282	$29,036	$29,146	$30,438	$32,983

CREDIT RATIOS
Wholesale allowance to total wholesale retained loans	1.46%	1.46%	1.52%	1.55%	1.68%	1.68%	1.84%	2.14%
Wholesale allowance to total wholesale retained loans, excluding trade finance and conduits (a)	1.80	1.81	1.90	1.97	2.07	2.04	2.26	2.60
Consumer, excluding credit card allowance, to total consumer, excluding credit card retained loans	4.40	4.65	5.02	5.28	5.33	5.20	5.13	5.03
Credit card allowance to total credit card retained loans	4.42	4.41	5.02	5.30	5.93	6.41	7.24	8.14
Total allowance to total retained loans	3.18	3.29	3.63	3.84	4.09	4.16	4.40	4.71
Wholesale allowance to wholesale retained nonaccrual loans	261	241	223	180	143	122	92	86
Consumer, excluding credit card allowance, to consumer, excluding credit card retained nonaccrual loans (b)(c)(d)	137	173	181	220	211	196	192	186
Allowance, excluding credit card allowance, to retained nonaccrual loans, excluding credit card nonaccrual loans (b)(c)(d)	156	185	189	210	192	175	157	148
Total allowance to total retained nonaccrual loans (c)(d)	205	241	249	281	262	243	226	225

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total consumer, excluding credit card retained loans	3.11	3.47	3.98	4.36	4.77	4.65	4.61	4.53
Total allowance to total retained loans	2.61	2.74	3.11	3.35	3.74	3.83	4.10	4.46
Consumer, excluding credit card allowance, to consumer, excluding credit card retained nonaccrual loans (b)(c)(d)	77	102	113	143	148	137	135	131
Allowance, excluding credit card allowance, to retained nonaccrual loans, excluding credit card nonaccrual loans (b)(c)(d)	104	127	134	152	147	133	120	114
Total allowance to total retained nonaccrual loans (c)(d)	154	183	194	223	216	201	189	190

(a)	Management believes allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and Firm-administered conduits, a non-GAAP financial measure, is a more relevant metric to reflect the allowance coverage of the retained lending portfolio.
(b)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the FFIEC, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.
(c)	Nonaccrual loans included $1.7 billion of Chapter 7 loans, based upon regulatory guidance, at September 30, 2012. For further information, see Consumer Credit Portfolio on pages 84-86 of JPMorgan Chase’s third quarter 2012 Form 10-Q.
(d)	Nonaccrual loans included $1.3 billion, $1.5 billion and $1.6 billion of performing junior liens that are subordinate to senior liens that were 90 days or more past due at September 30, 2012, June 30, 2012 and March 31, 2012, respectively. Of these totals, $1.2 billion, $1.3 billion and $1.4 billion were current at the respective period ends. Beginning March 31, 2012, such junior liens were reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012. Excluding the incremental nonaccrual loans resulting from the guidance noted, the total allowance to total retained nonaccrual loans ratio at September 30, 2012, June 30, 2012 and March 31, 2012, would have been 282%, 283% and 293%, respectively, and the total allowance to total retained nonaccrual loans excluding PCI loans would have been 211%, 215% and 228%, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							FULL YEAR

	3Q12	2Q12	1Q12	4Q11	3Q11	2Q11	1Q11	2011	2010
PROVISION FOR CREDIT LOSSES BY LINE OF BUSINESS
Provision for loan losses
Consumer & Community Banking	$1,862	$179	$642	$1,838	$2,291	$1,938	$1,552	$7,619	$17,495
Corporate & Investment Bank	(62)	31	(81)	314	(32)	(137)	(402)	(257)	(1,215)
Commercial Banking	(4)	(31)	72	29	73	73	51	226	437
Asset Management	15	33	21	23	26	7	5	61	91
Corporate/Private Equity	(10)	(12)	(8)	(11)	(7)	(9)	(10)	(37)	14

Total provision for loan losses	$1,801	$200	$646	$2,193	$2,351	$1,872	$1,196	$7,612	$16,822

Provision for lending-related commitments
Consumer & Community Banking	$-	$-	$-	$1	$-	$-	$-	$1	$(6)
Corporate & Investment Bank	2	(2)	78	(23)	66	(48)	(23)	(28)	(32)
Commercial Banking	(12)	14	5	11	(6)	(19)	(4)	(18)	(140)
Asset Management	(1)	1	(2)	1	-	5	-	6	(5)
Corporate/Private Equity	(1)	1	(1)	1	-	-	-	1	-

Total provision for lending-related commitments	$(12)	$14	$80	$(9)	$60	$(62)	$(27)	$(38)	$(183)

Provision for credit losses
Consumer & Community Banking	$1,862	$179	$642	$1,839	$2,291	$1,938	$1,552	$7,620	$17,489
Corporate & Investment Bank	(60)	29	(3)	291	34	(185)	(425)	(285)	(1,247)
Commercial Banking	(16)	(17)	77	40	67	54	47	208	297
Asset Management	14	34	19	24	26	12	5	67	86
Corporate/Private Equity	(11)	(11)	(9)	(10)	(7)	(9)	(10)	(36)	14

Total provision for credit losses	$1,789	$214	$726	$2,184	$2,411	$1,810	$1,169	$7,574	$16,639

PROVISION FOR CREDIT LOSSES BY PORTFOLIO SEGMENT
Provision for loan losses
Wholesale	$(52)	$30	$8	$364	$67	$(55)	$(359)	$17	$(673)
Consumer, excluding credit card	737	(425)	2	939	1,285	1,117	1,329	4,670	9,458
Credit card	1,116	595	636	890	999	810	226	2,925	8,037

Total consumer	1,853	170	638	1,829	2,284	1,927	1,555	7,595	17,495

Total provision for loan losses	$1,801	$200	$646	$2,193	$2,351	$1,872	$1,196	$7,612	$16,822

Provision for lending-related commitments
Wholesale	$(11)	$13	$81	$(11)	$60	$(62)	$(27)	$(40)	$(177)
Consumer, excluding credit card	(1)	1	(1)	2	-	-	-	2	(6)
Credit card	-	-	-	-	-	-	-	-	-

Total consumer	(1)	1	(1)	2	-	-	-	2	(6)

Total provision for lending-related commitments	$(12)	$14	$80	$(9)	$60	$(62)	$(27)	$(38)	$(183)

Provision for credit losses
Wholesale	$(63)	$43	$89	$353	$127	$(117)	$(386)	$(23)	$(850)
Consumer, excluding credit card	736	(424)	1	941	1,285	1,117	1,329	4,672	9,452
Credit card	1,116	595	636	890	999	810	226	2,925	8,037

Total consumer	1,852	171	637	1,831	2,284	1,927	1,555	7,597	17,489

Total provision for credit losses	$1,789	$214	$726	$2,184	$2,411	$1,810	$1,169	$7,574	$16,639

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)	In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)	The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of PCI loans. The ratio for the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the Firm’s wholesale allowance coverage ratio.
(c)	Consumer & Business Banking (“CBB”) uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)) to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes CBB’s CDI amortization expense related to prior business combination transactions.

(d)	Corporate & Investment Bank provides several non-GAAP financial measures which exclude the impact of DVA on: net revenue, net income, compensation ratio (which was also adjusted for the exclusion of the 2010 U.K. Bank Payroll Tax), and return on equity. These measures are used by management to assess the underlying performance of the business and for comparability with peers. The ratio for the allowance for loan losses to period-end loans is calculated excluding the impact of trade finance loans and consolidated Firm-administered multi-seller conduits, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

Allowance for loan losses to total loans: Represents period-end allowance for loan losses divided by retained loans.

Corporate/Private Equity: Includes Private Equity, Treasury and Chief Investment Office, and Corporate Other, which includes other centrally managed expense and discontinued operations.

Fully taxable-equivalent (“FTE”) basis: Total net revenue for each of the business segments and the Firm is presented on a fully taxable-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.

Managed basis: A non-GAAP presentation of financial results that includes reclassifications to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level, because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.

MSR risk management revenue: Includes changes in the fair value of the MSR asset due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.

Net charge-off rate: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.

Overhead ratio: Noninterest expense as a percentage of total net revenue.

Pre-provision profit: Pre-provision profit is total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.

NA: Data is not available for the period presented.

Principal transactions revenue: Principal transactions revenue includes realized and unrealized gains and losses recorded on derivatives, other financial instruments, private equity investments, and physical commodities used in market-making and client-driven activities. In addition, principal transactions revenue also includes certain realized and unrealized gains and losses related to hedge accounting and specified risk management activities including: (a) certain derivatives designated in qualifying hedge accounting relationships (primarily fair value hedges of commodity and foreign exchange risk), (b) certain derivatives used for specified risk management purposes, primarily to mitigate credit risk, foreign exchange risk and commodity risk, and (c) other derivatives, including the synthetic credit portfolio.

Purchased credit-impaired (“PCI”) loans: Represents loans that were acquired in the Washington Mutual transaction and deemed to be credit-impaired on the acquisition date in accordance with FASB guidance. The guidance allows purchasers to aggregate credit-impaired loans acquired in the same fiscal quarter into one or more pools, provided that the loans have common risk characteristics (e.g., product type, LTV ratios, FICO scores, past-due status, geographic location). A pool is then accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows.

Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

Charge-offs are not recorded on PCI loans until actual losses exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. PCI loans as well as the related charge-offs and allowance for loan losses are excluded in the calculation of certain net charge-off rates and allowance coverage ratios. To date, no charge-offs have been recorded for these loans.

Retained loans: Loans that are held-for-investment excluding loans held-for-sale and loans at fair value.

U.S. GAAP: Accounting principles generally accepted in the United States of America.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

CONSUMER & COMMUNITY BANKING (“CCB”)

Active mobile customers – Users of all mobile platforms, which include: SMS, Mobile, smartphone and tablet, who have been active in the past 90 days.

Consumer & Business Banking (“CBB”)

Description of selected business metrics within CBB:

Client investment managed accounts – Assets actively managed by Chase Wealth Management on behalf of clients. The percentage of managed accounts is calculated by dividing managed account assets by total client investment assets.

Client advisors – Investment product specialists, including private client advisors, financial advisors, financial advisor associates, senior financial advisors, independent financial advisors and financial advisor associate trainees, who advise clients on investment options, including annuities, mutual funds, stock trading services, etc., sold by the Firm or by third-party vendors through retail branches, Chase Private Client branches and other channels.

Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.

Sales specialists – Retail branch office and field personnel, including business bankers, relationship managers and loan officers, who specialize in marketing and sales of various business banking products (i.e., business loans, letters of credit, deposit accounts, Chase Paymentech, etc.) and mortgage products to existing and new clients.

Deposit margin/deposit spread: Represents net interest income expressed as a percentage of average deposits.

Chase Liquid® cards – Refers to a prepaid, reloadable card product.

Mortgage Banking

Mortgage Production and Servicing revenue comprises the following:

Net production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans, other production-related fees and losses related to the repurchase of previously-sold loans.

Net mortgage servicing revenue includes the following components:

a)	Operating revenue comprises:
•	All gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees and other ancillary fees; and
•	Modeled MSR asset amortization (or time decay).
b)	Risk management comprises:
•	Changes in MSR asset fair value due to market-based inputs such as interest rates, as well as updates to assumptions used in the MSR valuation model; and
•	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in interest rates to the MSR valuation model.

Mortgage Production and Servicing revenue comprises the following:

Retail – Borrowers who buy or refinance a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by a banker in a Chase branch, real estate brokers, home builders or other third parties.

Wholesale – Third-party mortgage brokers refer loan application packages to the Firm. The Firm then underwrites and funds the loan. Brokers are independent loan originators that specialize in counseling applicants on available home financing options, but do not provide funding for loans. Chase materially eliminated broker-originated loans in 2008, with the exception of a small number of loans guaranteed by the U.S. Department of Agriculture under its Section 502 Guaranteed Loan program that serves low-and-moderate income families in small rural communities.

Correspondent – Banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.

Correspondent negotiated transactions (“CNTs”) – Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis (excluding sales of bulk servicing transactions). These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in periods of stable and rising interest rates.

Card, Merchant Services and Auto (“Card”)

Description of selected business metrics within Card:

Sales volume – Dollar amount of cardmember purchases, net of returns.

Open accounts – Cardmember accounts with charging privileges.

Merchant Services is a business that processes transactions for merchants.

Total transactions – Number of transactions and authorizations processed for merchants.

Auto origination volume – Dollar amount of loans and leases originated.

Card Services includes the Credit Card and Merchant Services businesses.

Commercial Card provides a wide range of payment services to corporate and public sector clients worldwide through the commercial card products. Services include procurement, corporate travel and entertainment, expense management services, and business-to-business payment solutions.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

CORPORATE & INVESTMENT BANK (“CIB”)

Definition of selected CIB revenue:

1.	Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
2.	Treasury Services includes both transaction services and trade finance. Transaction services offers a broad range of products and services that enable clients to manage payments and receipts, as well as invest and manage funds. Products include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, and currency related services. Trade finance enables the management of cross-border trade for bank and corporate clients. Products include loans tied directly to goods crossing borders, export/import loans, commercial letters of credit, standby letters of credit, and supply chain finance.
3.	Lending revenue includes net interest income, fees, gains or losses on loan sale activity, gains or losses on securities received as part of a loan restructuring, and the risk management results related to the credit portfolio (excluding trade finance).
4.	Fixed income markets primarily include revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
5.	Equity markets primarily include revenue related to market-making across global equity products, including cash instruments, derivatives, convertibles and Prime Services.
6.	Securities Services includes primarily custody, fund accounting and administration, and securities lending products sold principally to asset managers, insurance companies and public and private investment funds. Also includes clearance, collateral management & depositary receipts business which provides broker-dealer clearing and custody services, including tri-party repo transactions, collateral management products, and depositary bank services for American and global depositary receipt programs.
7.	Credit Adjustments & Other primarily includes net credit portfolio credit valuation adjustments (“CVA”) and its associated hedging activities; debit valuation adjustments (“DVA”) related to both structured notes and derivatives; and nonperforming derivative receivable results effective in the first quarter of 2012 and thereafter. The results of the synthetic credit portfolio that was transferred from the Chief Investment Office effective July 2, 2012, which are reported in Fixed Income Markets, are not included.

Description of certain business metrics:

1.	Customer deposits & other third party liability balances pertain to the Treasury Services and Securities Services businesses, and include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements) as part of customer cash management programs.
2.	Assets under custody (“AUC”) represents activities associated with the safekeeping and servicing of assets on which Securities Services earns fees.